================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      SEPTEMBER 27, 2004 (AUGUST 10, 2004)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             MARYLAND                     333-91532             68-0509956
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation or organization)         File Number)       Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1610
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"), hereby supplements its disclosure of the acquisition of its undivided 79.4752% tenant in common interest in Colorado Building, located in Washington, D.C. (the "Colorado Property") included in Item 5 (Other Information) of its quarterly report on Form 10-Q for the period ended June 30, 2004 to provide the required financial statements relating to the Colorado Property.

        After reasonable inquiry, the Company is not aware of any material factors relating to the Colorado Property that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

    (a)  Financial Statements of Businesses Acquired.

         Report of Independent Auditors........................................3

         Statements of Revenues and Certain Expenses for the year ended
           December 31, 2003 and the six month period ended
           June 30, 2004.......................................................4

         Notes to the Statements of Revenues and Certain Expenses..............5

    (b)  Pro Forma Financial Information.

         Unaudited Pro Forma Consolidated Financial Information................7

         Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004....8

         Unaudited Pro Forma Consolidated Statement of Operations
            for the six months ended June 30, 2004.............................9

         Unaudited Pro Forma Consolidated Statement of Operations
            for the year ended December 31, 2003..............................10

         Unaudited Notes to Pro Forma Consolidated Financial Statements.......11

    (c)  Exhibits.
         None

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Directors of
  Behringer Harvard REIT I, Inc.:

We have audited the accompanying statement of Revenues and Certain Expenses of the Colorado Property (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Colorado Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP


September 22, 2004
Dallas, Texas

                                       COLORADO PROPERTY
                          STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             FOR THE YEAR ENDED DECEMBER 31, 2003
                         AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004


                                                                                  SIX MONTHS
                                                              YEAR ENDED             ENDED
                                                             DECEMBER 31,          JUNE 30,
                                                                2003                 2004
                                                          -----------------   ------------------
                                                                                  (UNAUDITED)
Revenues:
    Rental income                                             $  3,519,794         $  1,783,006
    Tenant reimbursement and other income                          204,320               33,868
                                                          -----------------   ------------------

        Total revenues                                           3,724,114            1,816,874
                                                          -----------------   ------------------

Expenses:
    Maintenance and service contracts                              332,877              141,545
    Utilities                                                      290,214              126,467
    Management fees                                                 52,000               17,134
    Administrative                                                  74,015               17,610
    Property taxes and insurance                                   499,067              254,802
    Repairs and maintenance                                        192,407               88,496
    Salaries                                                       111,835               72,017
                                                          -----------------   ------------------

        Total expenses                                           1,552,415              718,071
                                                          -----------------   ------------------

Revenues in excess of certain expenses                        $  2,171,699         $  1,098,803
                                                          -----------------   ------------------


               The accompanying notes are an integral part of this statement.




                                               4

                                COLORADO PROPERTY
            NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                  AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        On August 10, 2004, Behringer Harvard REIT I LP, (the "Company") acquired a eleven story office building (the "Colorado Property"), containing approximately 121,701 rentable square feet (unaudited). The Colorado Property is located in Washington, D.C. The contract purchase price of Colorado Property was $35,000,000, excluding closing costs. The Statement of Revenues and Certain Expenses presents the operations of the Colorado Property.

        The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Colorado Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Colorado Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates used in preparation of the financial statements.

2.      LEASES

        The minimum future rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

        2004                                                       $  3,243,000
        2005                                                          3,492,000
        2006                                                          3,329,000
        2007                                                          2,542,000
        2008                                                          1,968,000
        Thereafter                                                    6,511,000
                                                                  --------------
                Total                                              $ 21,085,000
                                                                  ==============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Colorado Property's total rental revenue for the year ended December 31, 2003:

        Bowne of New York City, Inc.                               $  1,293,000
        The Environmental Protection Agency                             455,000
        InfoTech Strategies, Inc.                                       411,000
        Community Transportation Association                            376,000
        Wilson, Elser, Moskowitz, Edelman & Dicker LLP                  459,000

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

        The statement for the period ended June 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for a full year for the operation of the Colorado Property.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On August 10, 2004, the Company acquired an undivided 79.4752% tenant in common interest in the Colorado Property, an 11-story office building containing approximately 121,701 rentable square feet and located on approximately 0.31 acres of land in Washington, D.C. The Company's purchase price of its 79.4752% tenant in common interest in the Colorado Property was $37,384,392 including closing costs. The Company used borrowings of $19,868,791 under a Loan Agreement (the "Loan Agreement") with Greenwich Capital Financial Products, Inc. (the "Lender") to pay a portion of the purchase price and paid the remaining amount from cash on hand.

        The Company has reflected its undivided 79.4752% tenant in common interest in the Colorado Property as an investment in tenant in common interest on the accompanying unaudited pro forma consolidated balance sheet as of June 30, 2004. Additionally, the Company has reflected its 79.4752% ownership interest in the operations of the Colorado Property, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma consolidated statements of operations.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired its undivided 79.4752% tenant in common interest in the Colorado Property as of June 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on June 30, 2004, nor does it purport to represent the future financial position of the Company.


                                                                 JUNE 30, 2004
                                                                  AS REPORTED          PRO FORMA              PRO FORMA
                                                                      (A)             ADJUSTMENTS           JUNE 30, 2004
                                                                ----------------    ----------------      -----------------
ASSETS
       Cash and cash equivalents                                 $   18,601,751      $  (17,515,601) (b)   $       636,678
                                                                                           (449,472) (c)
       Restricted cash                                                6,544,297                   -              6,544,297
       Prepaid expenses and other assets                              4,342,325                   -              4,342,325
       Investments in tenant in common interests                     28,698,349          37,384,392  (b)        66,082,741
       Deferred financing fees, net of accumulated amortization                                                          -
          of $9,281                                                     265,130             449,472  (c)           714,602
                                                                ----------------    ----------------      -----------------
TOTAL ASSETS                                                     $   58,451,852      $   19,868,791        $    78,320,643
                                                                ================    ================      =================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
       Mortgages payable                                         $   18,709,249      $   19,868,791  (b)   $    38,578,040
       Accounts payable                                                  15,147                   -                 15,147
       Payables to affiliates                                           411,469                   -                411,469
       Dividends payable                                                224,939                   -                224,939
       Accrued liabilities                                               74,636                   -                 74,636
       Subscriptions for common stock                                 4,044,184                   -              4,044,184
                                                                ----------------    ----------------      -----------------
TOTAL LIABILITIES                                                    23,479,624          19,868,791             43,348,415

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
       Preferred stock, $.0001 par value per share;
          50,000,000 shares authorized, none outstanding                      -                   -                      -
       Common stock, $.0001 par value per share;
          350,000,000 shares authorized, 4,139,481 and
          843,878 shares issued and outstanding                             414                   -                    414
       Additional paid-in capital                                    36,549,564                   -             36,549,564
       Cumulative distributions and net loss                         (1,577,750)                  -             (1,577,750)
                                                                ----------------    ----------------      -----------------
TOTAL STOCKHOLDERS' EQUITY                                           34,972,228                   -             34,972,228
                                                                ----------------    ----------------      -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $   58,451,852      $   19,868,791        $    78,320,643
                                                                ================    ================      =================

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 79.4752% tenant in common interest in the Colorado Property on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                    SIX MONTHS       PRIOR ACQUISITION
                                               ENDED JUNE 30, 2004       PRO FORMA                              PRO FORMA
                                                    AS REPORTED         ADJUSTMENTS       PRO FORMA         SIX MONTHS ENDED
                                                        (a)                 (b)          ADJUSTMENTS          JUNE 30, 2004
                                               -------------------   -----------------  -------------     ---------------------
Total revenues                                  $               -     $             -    $         -       $                 -

Expenses
       Interest                                           228,449             339,313        625,988  (c)            1,193,750
       Property and asset management fees                  40,544              66,117         43,322  (d)              154,752
                                                                                               4,769  (e)
       General and administrative                         348,623                   -              -                   348,623
                                               -------------------   -----------------  -------------     ---------------------
Total expenses                                            617,616             405,430        674,079                 1,697,125
                                               -------------------   -----------------  -------------     ---------------------

Interest income                                            75,762             (41,070)       (34,692) (f)                    -
                                               -------------------   -----------------  -------------     ---------------------

Net loss before equity in earnings of
   investments in tenant in common interests             (541,854)           (446,500)      (708,771)               (1,697,125)

Equity in earnings of investments
   in tenant in common interests                          167,419             116,269        204,401  (g)              488,089

                                               -------------------   -----------------  -------------     ---------------------
Net loss                                        $        (374,435)    $      (330,231)   $  (504,370)      $        (1,209,036)
                                               ===================   =================  =============     =====================

Basic and diluted weighted
   average shares outstanding                           2,330,827                            817,683  (h)            3,148,510

Basic and diluted loss per share                $           (0.16)                                         $             (0.38)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 79.4752% tenant in common interest in the Colorado Property on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.


                                                    YEAR ENDED       PRIOR ACQUISITION
                                                DECEMBER 31, 2003         PRO FORMA                            PRO FORMA
                                                   AS REPORTED           ADJUSTMENTS      PRO FORMA            YEAR ENDED
                                                       (a)                   (b)         ADJUSTMENTS        DECEMBER 31, 2003
                                               -------------------   -----------------  -------------     ---------------------
Total revenues                                  $               -     $             -    $         -       $                 -

Expenses
       Interest                                            60,833             855,912      1,251,976  (c)            2,168,721
       Property and asset management fees                  10,220             140,163         88,798  (d)              248,719
                                                                                               9,538  (e)
       General and administrative                         240,223                   -              -                   240,223
                                               -------------------   -----------------  -------------     ---------------------
Total expenses                                            311,276             996,075      1,350,312                 2,657,663
                                               -------------------   -----------------  -------------     ---------------------

Interest income                                             3,767                   -         (3,767) (f)                    -
                                               -------------------   -----------------  -------------     ---------------------

Net loss before equity in earnings of
  investments in tenant in common interests              (307,509)           (996,075)    (1,354,079)               (2,657,663)

Equity in earnings (losses) of investments
   in tenant in common interests                           18,176            (120,961)       402,305  (g)              299,520

                                               -------------------   -----------------  -------------     ---------------------
Net loss                                        $        (289,333)    $    (1,117,036)   $  (951,774)      $        (2,358,143)
                                               ===================   =================  =============     =====================

Basic and diluted weighted
   average shares outstanding                             142,430                          2,832,462  (h)            2,974,892

Basic and diluted loss per share                $           (2.03)                                         $             (0.79)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

a.      Reflects the Company's historical balance sheet as of June 30, 2004.

b. Reflects the acquisition of the Colorado Property by the Company for $37,384,392. The acquisition was funded with $17,515,601 of cash from the Company's public offering and $19,868,791 of debt. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                           DESCRIPTION                   ALLOCATION       ESTIMATED USEFUL LIFE

        Land                                          $    10,592,450                 -
        Building                                           23,120,612             25 years
        Above/below market leases, net                       (838,412)            6.3 years
        Tenant improvements, leasing commissions                    -             6.3 years
           & legal fees                                     2,279,975
        In-place leases                                       723,901             6.3 years
        Tenant relationships                                1,113,423            11.3 years
        Prepaid expenses and other assets                     133,931                 -
        Cash and cash equivalents                             349,728                 -
        Restricted cash                                       361,834                 -
        Deferred rental revenue                              (148,935)                -
        Tenant escrows                                       (161,100)                -
        Accrued property taxes                               (123,146)                -
        Other accruals                                        (19,869)                -
                                                     -----------------
                                                      $    37,384,392
                                                     =================

        The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The Company determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Company as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

        The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and tenant relationships based on management's evaluation of the specific characteristics of each tenant's lease and the Company's overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions and the costs to execute similar leases. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

        The Company amortizes the value of in-place leases, in-place tenant improvements and in-place tenant leasing commissions to expense over the initial term of the respective leases. The value of tenant relationship intangibles are amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

        Amounts allocated to land are derived from appraisals. Amounts allocated to buildings are calculated and recorded as if the building was vacant upon purchase which was calculated as replacement cost less depreciation. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

c.      Reflects financing costs incurred in connection with obtaining the debt.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Company for the six months ended June 30, 2004.

b. Reflects the combined Pro Forma results for Enclave on the Lake and St. Louis Place as reported on Form 8-K/A dated September 13, 2004.

c. Represents interest expense associated with the $19,868,791 of long-term debt obtained in connection with the purchase of the Colorado Property and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 6.075% per annum. Interest only payments are due monthly on the unpaid principal balance beginning in September 2004. Beginning in September 2009, monthly payments will include principal and interest based on a 360-month amortization period. The loan matures in 2014. The deferred financing costs in the amount of $449,472 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 79.4752% interest in the property management fees associated with the Colorado Property. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

e. Reflects the Company's 79.4752% interest in the asset management fees associated with the Colorado Property. The asset is managed by Behringer

        Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $12,000.

f. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase the Colorado Property.

g. Reflects the Company's 79.4752% undivided interest in the operations of the Colorado Property. Amounts were determined as follows:

        Revenues in excess of certain expenses                      $ 1,098,803

        Adjustments:
        Depreciation and amortization expense (1)                      (858,748)
        Reverse management fees under previous owner                     17,134
                                                                   -------------
        Earnings from tenant in common interest                     $   257,189
                                                                   =============

        Company's tenant in common interest                           79.47517%

        Equity in earnings of tenant in common interest             $   204,401
                                                                   =============

        (1) Reflects depreciation and amortization of the Company's 79.4752% undivided interest in the depreciable or amortizable assets and liabilities of the Colorado Property using the straight-line method over their estimated useful lives.

h. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake and the Colorado Property. The adjustment is computed as follows:

                                                                             Pro Forma
                                                                         Six Months Ended
                                                                           June 30, 2004
                                                                        -------------------
        Cash needed to acquire St. Louis Place                           $       4,932,093
        Cash needed to acquire Enclave on the Lake                               3,281,886
        Cash needed to acquire Colorado                                         17,965,073
                                                                        -------------------
                                                                         $      26,179,052
                                                                        ===================

        Net cash received from each share of common stock issued         $            8.80 (1)
                                                                        ===================

        Common stock needed to purchase St. Louis Place,
           Enclave on the Lake  and Colorado Properties                          2,974,892
        Plus weighted average of common stock actually outstanding
           at June 30, 2004 in excess of 2,974,892                                 173,618
        Less historical weighted average of common stock outstanding
           at June 30, 2004                                                     (2,330,827)
                                                                        -------------------
                                                                                   817,683
                                                                        ===================

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Company for the year ended December 31, 2003.

b. Reflects the combined Pro Forma results for Enclave on the Lake and St. Louis Place as reported on Form 8-KA dated September 13, 2004.

c. Represents interest expense associated with the $19,868,791 of long-term debt obtained in connection with the purchase of the Colorado Property and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 6.075% per annum. Interest only payments are due monthly on the unpaid principal balance beginning in September 2004. Beginning in September 2009, monthly payments will include principal and interest based on a 360-month amortization period. The loan matures in 2014. The deferred financing costs in the amount of $449,472 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 79.4752% interest in the property management fees associated with the Colorado Property. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

e. Reflects the Company's 79.4752% interest in the asset management fees associated with the Colorado Property. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $12,000.

f. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase the Colorado Property.

g. Reflects the Company's 79.4752% undivided interest in the operations of the Colorado Property. Amounts were determined as follows:

        Revenues in excess of certain expenses                     $  2,171,699

        Adjustments:
        Depreciation and amortization expense (1)                    (1,717,496)
        Reverse management fees under previous owner                     52,000
                                                                  --------------
        Earnings from tenant in common interest                    $    506,203
                                                                  ==============

        Company's tenant in common interest                           79.47517%

        Equity in earnings of tenant in common interest            $   402,305
                                                                  ==============

        (1) Reflects depreciation and amortization of the Company's 79.4752% undivided interest in the depreciable or amortizable assets and liabilities of the Colorado Property using the straight-line method over their estimated useful lives.

h. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake and the Colorado Property. The adjustment is computed as follows:

                                                                               Pro Forma
                                                                              Year Ended
                                                                           December 31, 2003
                                                                          -------------------
        Cash needed to acquire St. Louis Place                             $       4,932,093
        Cash needed to acquire Enclave on the Lake                                 3,281,886
        Cash needed to acquire Colorado                                           17,965,073
                                                                          -------------------
                                                                           $      26,179,052
                                                                          ===================

        Net cash received from each share of common stock issued           $            8.80 (1)
                                                                          ===================

        Common stock needed to purchase St. Louis Place,
           Enclave on the Lake and Colorado Properties                             2,974,892
        Less historical weighted average of common stock outstanding
           at December 31, 2003                                                     (142,430)
                                                                          -------------------
                                                                                   2,832,462
                                                                          ===================

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BEHRINGER HARVARD REIT I, INC.



Dated:  September 27, 2004                     By: /s/ Gary S. Bresky
                                                  -----------------------------
                                                  Gary S. Bresky
                                                  Chief Financial Officer and
                                                  Treasurer